Putnam
VT Small Cap Growth
Fund

Summary Prospectus	May 1, 2025

Share class (Symbol): Class IA (-), Class IB (-)

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information, reports to shareholders and other information about the fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling 1-800-225-1581 or by sending an e-mail request to funddocuments@putnam.com.

The fund’s prospectus and statement of additional information, both dated May 1, 2025, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Effective on January 15, 2025, the fund is open for purchases and incoming exchanges only by the categories of investors described below:

•	Existing and new separate accounts of insurance companies that have existing separate accounts invested in the fund as of January 15, 2025; and
•	Funds offered exclusively to separate accounts of insurance companies that have an agreement with the Distributor as of January 15, 2025.

The fund reserves the right to (i) make additional exceptions to those detailed above that, in the Investment Manager’s judgement, do not adversely affect the portfolio managers’ ability to manage the fund’s portfolio and (ii) reject any investment in the fund that the Investment Manager believes will adversely affect the portfolio managers’ ability to manage the fund’s portfolio.

Goal

The fund seeks capital appreciation.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. The fees and expenses information does not reflect insurance-related charges or expenses borne by contract holders indirectly investing in the fund. If it did, expenses would be higher.

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses	Expense reimbursement[1]	Total annual fund operating expenses after expense reimbursement
Class IA	0.61%	None	0.32%	0.93%	(0.05)%	0.88%
Class IB	0.61%	0.25%	0.32%	1.18%	(0.05)%	1.13%

1Reflects the Investment Manager’s (as defined below) contractual obligation to limit certain fund expenses through April 30, 2026. This obligation may be modified or discontinued only with approval of the Board of Trustees.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example does not reflect insurance-related charges or expenses. If it did, expenses would be higher. It assumes that you invest $10,000 in the fund for the time periods indicated and then redeem or hold all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class IA	$90	$291	$510	$1,138
Class IB	$115	$370	$644	$1,427

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 61%.

Investments, risks, and performance

Investments

We invest mainly in common stocks of small U.S. companies, with a focus on growth stocks. Growth stocks are stocks of companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Under normal circumstances, we invest at least 80% of the fund's net assets in companies of a size similar to those in the Russell 2000® Growth Index. This policy may be changed only after 60 days' notice to shareholders. As of March 31, 2025, the index was composed of companies having market capitalizations of between approximately $5.2 million and $15.0 billion.

We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

Risks

It is important to understand that you can lose money by investing in the fund.

The value of investments in the fund's portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, outbreaks of infectious illnesses or other widespread public health issues, and factors related to a specific issuer, asset class, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings, may negatively impact the fund’s performance, and may exacerbate other risks to which the fund is subject. Companies whose stocks we believe are undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. These risks are generally greater for small and midsize companies. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those companies, industries or sectors.

The fund may be an investment option for mutual funds that are managed by the Investment Manager and its affiliates as “funds of funds.” Additionally, other investors from time to time may make substantial investments in the fund. Such shareholders may at times be considered to control the fund. Dispositions of a large number of shares by these shareholders may adversely affect the fund’s liquidity and net assets. These redemptions may also force the fund to sell securities, which may increase the fund’s brokerage costs.

There is no guarantee that the investment techniques, analyses, or judgments that we apply in making investment decisions for the fund will produce the intended outcome or that the investments we select for the fund will perform as well as other securities that were not selected for the fund. We, or the fund's other service providers, may experience disruptions or operating errors that could negatively impact the fund.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class IA shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of a broad measure of market performance and an additional index with characteristics relevant to the fund. Before September 17, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value per share, available at www.franklintempleton.com.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Insurance-related charges or expenses are not reflected in the performance information below, and if those charges were included, returns would be less than those shown.

Annual total returns for class IA shares

Best Quarter:	Q2 2020	32.68%
Worst Quarter:	Q4 2018	-20.45%

Average annual total returns

(for periods ended 12/31/24)

Share class	1 year	5 years	10 years
Class IA	23.67%	13.26%	9.91%
Class IB	23.33%	12.97%	9.64%
Russell 3000 Index (no deduction for fees, expenses or taxes)	23.81%	13.86%	12.55%
Russell 2000 Growth Index (no deduction for fees, expenses or taxes)	15.15%	6.86%	8.09%

Important data provider notices and terms are available at www.franklintempletondatasources.com. All data is subject to change.

Your fund's management

Investment Manager

Putnam Investment Management, LLC (“Putnam Management” or the "Investment Manager")

Sub-advisors

Franklin Advisers, Inc. (“Franklin Advisers”)

Franklin Templeton Investment Management Limited (“FTIML”)

Portfolio managers

Tania Harsono, CFA
Portfolio Manager of Putnam Management and portfolio manager of the fund since 2024.

William Monroe, CFA
Portfolio Manager of Putnam Management and portfolio manager of the fund since 2018.

Purchase and sale of fund shares

Fund shares are offered to separate accounts of various insurance companies and to funds offered exclusively to separate accounts of insurance companies that have an agreement with the fund’s distributor, Franklin Distributors, LLC (the “Distributor”). The fund requires no minimum investment, but insurers may require minimum investments from those purchasing variable insurance products for which the fund is an underlying investment option. Insurers may purchase or sell shares on behalf of separate accounts by submitting an order to the Distributor any day the New York Stock Exchange (“NYSE”) is open. Some restrictions may apply.

Tax information

Generally, owners of variable insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates and distributions to contract owners younger than 59 ½ may be subject to a 10% penalty tax. For more information, please see the prospectus (or other offering document) for your variable insurance contract.

Payments to insurance companies

The fund is offered as an underlying investment option for variable insurance contracts. The fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) and dealers for distribution and/or other services. These payments may create an incentive for the insurance company to include the fund, rather than another investment, as an option in its products and may create a conflict of interest for dealers in recommending the fund over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

Information about the Summary Prospectus, Prospectus, and SAI

The summary prospectus, prospectus, and SAI for a fund provide information concerning the fund. The summary prospectus, prospectus, and SAI are updated at least annually and any information provided in a summary prospectus, prospectus, or SAI can be changed without a shareholder vote unless specifically stated otherwise. The summary prospectus, prospectus, and the SAI are not contracts between the fund and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Additional information, including current performance, is available at www.franklintempleton.com, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

38948- PSUM 05/25